                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement                     [ ] Confidential, for Use of
                                                        the Commission Only
                                                        (as permitted by Rule
                                                        14a-6(e)(2))

[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to
    Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------

                    INNOVATIVE GAMING CORPORATION OF AMERICA
--------------------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, Schedule, or Registration Statement No.:

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    (4) Date Filed:

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

                    INNOVATIVE GAMING CORPORATION OF AMERICA
                             4725 AIRCENTER CIRCLE
                               RENO, NEVADA 89502

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 19, 2001

                             ---------------------

TO THE SHAREHOLDERS OF INNOVATIVE GAMING CORPORATION OF AMERICA:

     Please take notice that the Annual Meeting of Shareholders of Innovative Gaming Corporation of America will be held, pursuant to due call by the Board of Directors of the Company at the Company's Las Vegas headquarters at 333 Orville Wright Court, Las Vegas, Nevada 89119 on Friday, January 19, 2001, at 4:00 p.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

          1. To elect five (5) directors;

          2. To approve an amendment to the Company's 1997 Director's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 250,000 shares;

          3. To approve an amendment to the 1992 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,150,000 shares; and

          4. To transact any other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on December 13, 2000, will be entitled to vote at the meeting or any adjournments thereof.

     A PROXY FOR THE MEETING IS ENCLOSED. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                            By Order of the Board of Directors

                                            INNOVATIVE GAMING CORPORATION OF
                                            AMERICA

                                                    /s/ ROLAND THOMAS
                                            ------------------------------------
                                                       Roland Thomas
                                                  Chief Executive Officer

December 20, 2000

                    INNOVATIVE GAMING CORPORATION OF AMERICA

                             4725 AIRCENTER CIRCLE
                               RENO, NEVADA 89502

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                JANUARY 19, 2001

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Innovative Gaming Corporation of America (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on January 19, 2001. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was December 20, 2000. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting, or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on December 13, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.

                             VOTING SECURITIES AND
                           PRINCIPAL HOLDERS THEREOF

     The Company has outstanding one class of voting securities, Common Stock, $0.01 par value, of which 10,362,296 were outstanding as of the close of business on December 1, 2000. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of December 1, 2000, by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all executive officers and directors as a group. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.

NAME OF BENEFICIAL OWNER                                       NUMBER     PERCENT OF CLASS
------------------------                                       ------     ----------------
Roland Thomas(1)............................................  1,491,820         14.9%
Ronald Johnson(2)...........................................    210,000          2.0%
Andrew Tottenham............................................          0            *
Thomas Foley(3).............................................          0            *
Steven Peterson(3)..........................................          0            *
Barrett V. Johnson(4).......................................    300,000            *
Edward G. Stevenson(5)......................................    525,000          4.8%
All executive officers and directors as a group (4
  persons)(6)(1)............................................  1,561,820         15.5%

---------------

 *  Less than 1%.

(1) Includes 1,091,820 shares owned by Xertain, Inc. ("Xertain") Mr. Thomas is a Chairman of the Board, Chief Executive Officer and a significant shareholder of Xertain.

(2) Options to purchase 210,000 shares which are exercisable within 60 days.

(3) Director-nominee

(4) Options to purchase 300,000 shares which are exercisable within 60 days.

(5) Includes options to purchase 500,000 shares which are exercisable within 60 days. Mr. Stevenson resigned from the Company as Chairman of the Board and Chief Executive Officer in May 2000.

(6) Includes options to purchase 275,000 shares which are exercisable within 60 days.

                             ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. The persons listed below are now serving as directors of the Company and have consented to serve as a director, if elected. The Board of Directors proposes for election the following nominees:

     Roland Thomas, age 50, joined the Company as Chief Executive Officer and Chairman of the Board in September 2000. Mr. Thomas has been Chief Executive Officer of Xertain, Inc. since its inception in November 1999. Previously and since 1997, Mr. Thomas was Chief Executive Officer of Fortune Entertainment, Inc. Mr. Thomas has also been President of ERT Technology, Inc. since 1993.

     Ronald A. Johnson, age 59, has been a director of the Company since April 1999. Mr. Johnson served as the Company's Chairman of the Board and Chief Executive Officer from May 2000 through September 2000. Mr. Johnson has been a CPA for 35 years, licensed in California and Nevada. He was the Managing Partner of Chanslor, Barbieri, & DeWhitt and a Partner in the national firm of McGladrey & Pullen LLP. Formerly, Mr. Johnson was President of Jazz Enterprises, and Chief Financial Officer and director of Lodging & Gaming Systems. Mr. Johnson is currently on the Board of Directors of Sierra West Bank, a Director of

Burgarello Alarm, Trustee Emeritus of the University of Nevada, Reno Foundation, and a self-employed CPA and financial advisor.

     Andrew Tottenham, age 47, joined the Board of Directors in November 2000. Mr. Tottenham has been Managing Director of Tottenham Consulting. Prior to that time he was President and Chief Operating Officer of Trans World Gaming.

     Thomas Foley, age 53, is a Director-nominee. Mr. Foley's currently a partner with the St. Paul, Minnesota based firm, Johnson, Hamilton, Quigley, Twit & Foley where he focuses on administrative and Indian gaming law. Previously, Mr. Foley served, from September 1995 through 1998, as a Commissioner to the National Indian Gaming Commission. Mr. Foley served as the District Attorney for Ramsey County, Minnesota from 1979 through 1995.

     Steve Peterson, age 46, is a Director-nominee. Mr. Peterson has been President and a director of Xertain since its inception in 1999. Previously, Mr. Peterson was involved with the founding and development of Intelligent Casino Solutions, a company that develops surface systems to provide video signs with advertising capabilities to the casino industry.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of: (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors; or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each of the nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

     All shares represented by proxies will be voted for the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years through December 31, 1999 awarded to or earned by the Chief Executive Officer of the Company and each other executive officer of the Company whose total annual salary and bonus compensation for the most recent fiscal year exceeded $100,000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                          ANNUAL COMPENSATION            COMPENSATION
                                                  ------------------------------------   ------------
                                                                                          SECURITIES
                                         FISCAL      SALARY               OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION               YEAR    COMPENSATION   BONUS    COMPENSATION     OPTIONS
---------------------------              ------   ------------   ------   ------------   ------------
Edward G. Stevenson(1).................   1999      250,962         -0-      6,000         200,000
                                          1998      250,962      70,000      6,000         300,000(2)
                                          1997      251,000      70,000      6,000             -0-
Barrett V. Johnson.....................   1999      180,692         -0-      6,000          50,000
  President and Chief Operating Officer   1998      137,192      15,000      5,300         100,000(1)

---------------

(1) Edward G. Stevenson resigned from the Company on May 12, 2000. Following Mr. Stevenson's resignation, Ronald Johnson served as the Company's interim Chairman and Chief Executive Officer until September 14, 2000. Mr. Johnson received $5,000 per month for his services as interim Chief Executive Officer and was granted an additional 200,000 options with an exercise price of $1.00 per share. On September 14, 2000 Mr. Johnson was replaced by Roland Thomas as Chairman and Chief Executive Officer. Mr. Thomas currently receives no cash compensation and has not yet been granted any stock options.

(2) Includes options granted in exchange for previously granted options which were canceled in connection with the issuance of replacement grants in fiscal 1998.

                          OPTION GRANTS IN FISCAL 1999

     The following tables provide certain information with respect to stock options granted and stock options exercised during the last fiscal year by the Named Executive Officers and the value of such officers' unexercised options at December 31, 1999.

                                        PERCENT OF                                   POTENTIAL REALIZABLE
                          NUMBER OF       TOTAL                                     VALUE AT ASSUMED ANNUAL
                            TOTAL        OPTIONS                                     RATES OF STOCK PRICE
                          SECURITIES    GRANTED TO                                  APPRECIATION FOR OPTION
                          UNDERLYING   EMPLOYEES IN    EXERCISE OR                        TERM($)(2)
                           OPTIONS     FISCAL YEAR      BASE PRICE     EXPIRATION   -----------------------
NAME                       GRANTED         (%)          ($/SH)(1)         DATE          5%          10%
----                      ----------   ------------   --------------   ----------   ----------   ----------
Edward G. Stevenson.....   200,000         51.2%          2.0625(3)     9/15/09      $259,419     $657,419
Barrett V. Johnson......    50,000(4)      12.8%          2.0625(5)     9/15/09      $ 64,855     $164,355

---------------

(1) Options are granted at 100 percent of the fair market value of the Company's common stock on the date of grant.

(2) Amounts shown in these columns have been derived by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), multiplying the result by the number of shares covered by the options, and subtracting the aggregate exercise price of the options. The dollar amounts set forth under this heading are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission, and therefore are not intended to forecast possible future appreciation, if any, of the Company's stock price.

(3) Mr. Stevenson's stock options were repriced to $1.00 per share on November 1, 2000.

(4) An additional 200,000 options to purchase Common Stock were issued October 1, 2000 to Mr. Barrett V. Johnson at $1.00 per share.

(5) Mr. Barrett V. Johnson's stock options were repriced to $1.00 per share on October 1, 2000.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

     The following table summarizes information with respect to options held by the Named Executive Officers named in the Summary Compensation Table and the value of the options held by such persons as of December 31, 1999.

                                                                                       VALUE OF UNEXERCISED
                                                         NUMBER OF UNEXERCISED         IN-THE-MONEY OPTIONS
                           SHARES                        OPTIONS AT FY-END (#)              FY-END ($)
                        ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                    EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    ------------   ------------   -----------   -------------   -----------   -------------
Edward G. Stevenson...       0              0           258,000        242,000       $104,800        $17,060
Barrett V. Johnson....       0              0            30,000        120,000       $  8,286        $19,334

                             EMPLOYMENT AGREEMENTS
                  WITH DIRECTORS AND NAMED EXECUTIVE OFFICERS

     In January 1999, the Company entered into a three-year employment agreement with Edward G. Stevenson pursuant to which Mr. Stevenson was to serve the Company as Chief Executive Officer. Pursuant to the agreement, Mr. Stevenson received an annual base salary of $250,000 and was eligible for annual bonuses of up to 50% of his base salary as determined by the Company's Board of Directors. Mr. Stevenson received no bonus in Fiscal 1999.

     In May 2000, Mr. Stevenson resigned as Chairman of the Board and Chief Executive Officer of the Company. Pursuant to his Termination Agreement with the Company, as amended, Mr. Stevenson was paid $25,000 in December 2000 and is entitled to an additional $75,000 in the first quarter of 2001. All of Mr. Stevenson's 200,000 options granted in Fiscal 1999 subject to the closing of the merger with nMortgage, Inc. became vested pursuant to such Termination Agreement and the exercise price of such options was repriced to $1.00 per share.

     In October 1998, the Company and Barrett V. Johnson entered into a two-year employment agreement pursuant to which Mr. Johnson served the Company as President and Chief Operating Officer. Pursuant to the employment agreement, Mr. Johnson received an annual base salary of $180,000 and was eligible to receive an annual bonus as determined by the Compensation Committee of the Company's Board of Directors. Mr. Johnson received no bonus in Fiscal 1999.

     In September 1999, Mr. Johnson was also granted, contingent upon the consummation of the Merger with nMortgage, Inc., options to purchase up to 50,000 shares of the Company's Common Stock at $2.0625 per share.

     In October 2000, Mr. Johnson's employment contract was not renewed. Mr. Johnson's annual base salary was reduced to $90,000 and Mr. Johnson received an aggregate of 200,000 additional stock options to serve as the Company's President. When combined with options previously granted to Mr. Johnson, Mr. Johnson has an aggregate of 300,000 stock options that are fully vested and exercisable at $1.00 per share.

     Roland Thomas was appointed the Company's Chairman of the Board and Chief Executive Officer and Michael MacKenzie was appointed the Company's Chief Operating Officer in September 2000. Neither Mr. Thomas nor Mr. MacKenzie have employment agreements with the Company.

DIRECTOR COMPENSATION

     Directors who are not employees of the Company were paid an annual fee of $10,000, $1,000 for each Board meeting and $500 for each committee meeting they attend, provided that the maximum paid to such director per day was the greater amount due for any single meeting in the case of multiple meetings attended. In 1997, the Company's shareholders approved the 1997 Director Stock Option Plan pursuant to which 100,000 shares were reserved for issuance. Pursuant to the 1997 Director Stock Option Plan, the Company has thus far issued 100,000 shares. Directors who are employees of the Company are not paid fees or additional remuneration for service as members of the Board or its Committees.

     Options to purchase up to 50,000 shares of the Company's Common Stock were also granted to each of the non-employee directors in September 1999, contingent upon consummation of the Merger with nMortgage. Such options had an exercise price of $2.0625 per share. In September 2000, the Company amended the option grants to Ronald Zideck and Leo Seevers to make such options vested and repriced the $2.0625 exercise price to $1.00 per share. Mr. Ronald Johnson's options to serve as a non-employee director were terminated in September 2000 and Mr. Ronald Johnson, in connection with his services as interim Chairman of the Board and Chief Executive Officer, was then granted options to purchase 200,000 shares of the Company's Common Stock with an exercise price of $1.00 per share pursuant to the Company's 1992 Stock Option Plan.

     Mr. Ronald Johnson served as the Company's Chairman of the Board and Chief Executive Officer for a period of time from May 12, 2000, the date of the resignation of Edward G. Stevenson, through September 14, 2000, the date Mr. Roland Thomas became the Company's Chairman of the Board and Chief Executive Officer. For his services as interim Chief Executive Officer, Mr. Thomas was compensated $5,000 per month and was issued 200,000 stock options with an exercise price of $1.00 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee presently consists of Messrs. Johnson and Tottenham.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions on compensation of the Company's executives generally have been made by the Compensation Committee of the Board of Directors. Each member of the Compensation Committee is a non-employee director. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board of Directors. Pursuant to rules designed to enhance disclosure of the Company's policies toward executive compensation, set forth below is a report prepared by the Compensation Committee addressing the compensation policies for the Company for the year ended December 31, 1999, as they affected the Company's executive officers.

  Compensation Committee

     The Compensation Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company's annual objectives and long-term goals, reward above-average corporate performance, recognize individual achievements, and assist the Company in attracting and retaining qualified executives. Executive compensation is set at levels that the Compensation Committee believes to be consistent with others in the Company's industry.

  Executive Officer Compensation

     There are three elements in the Company's executive compensation program, all determined by individual and corporate performance.

     - Base salary compensation

     - Annual incentive compensation

     - Stock options

     Total compensation opportunities are competitive with those offered by employers of comparable size, growth, and profitability in the Company's industry.

  Cash Compensation

     Base salary compensation is determined by the potential impact the individual has on the Company, the skills and experiences required by the job, and the performance and potential of the incumbent in the job. In the case of each of Edward Stevenson, the Chief Executive Officer during 1999, and Barrett
V. Johnson, the President and Chief Operating Officer during 1999, the base compensation was governed pursuant to such executive's employment agreement with the Company.

     Annual incentive compensation for executives of the Company is based primarily on corporate operating earnings and revenue growth and the Company's positioning for future results, but also includes an overall assessment by the Compensation Committee of executive management's performance, as well as market conditions. Given the Company's performance, no cash bonuses were paid to the Company's executive officers in Fiscal 1999.

  Stock Options

     Awards of stock grants under the Company's 1992 Stock Option and Compensation Plan (the "1992 Plan") are designed to promote the identity of long-term interests between the Company's executives and its shareholders and assist in the retention of executives. The Plan also permits the Committee to grant stock options to key personnel. Options become exercisable based upon criteria established by the Company. In October 1998, the Board also adopted the 1998 Non-Executive Stock Option Plan (the "1998 Plan") pursuant to which 200,000 shares of Common Stock were reserved for issuance for grants to Company employees who are not executive officers of the Company. In 1999, the Board approved an increase in the number of shares reserved for issuance under the 1998 Plan to an aggregate of 492,950.

     In September 1999, the Company issued options to purchase 200,000 and 50,000 shares of the Company's Common Stock to Messrs. Stevenson and Johnson, respectively, at a price of $2.0625, subject to the consummation of the merger with nMortgage. Such options were repriced to $1.00 per share in October and November 2000 were immediately vested and were not made contingent upon the consummation of the merger with nMortgage. Additionally, in September 2000 the Company issued an additional 200,000 stock options with an exercise price of $1.00 per share to Ron Johnson for his services as interim Chief Executive Officer and Chairman of the Board. The Compensation Committee believes that the issuance of such options is appropriate for the additional services provided by such executives in connection with the time spent with the proposed merger with nMortgage and now with Xertain.

     The Compensation Committee surveys employee stock option programs of companies with similar capitalization to the Company prior to recommending the grant of options to executives. While the value realizable from exercisable options is dependent upon the extent to which the Company's performance is reflected in the market price of the Company's Common Stock at any particular point in time, the decision as to whether such value will be realized in any particular year is determined by each individual executive and not by the Compensation Committee.

     The Compensation Committee believes that stock options are a critical component of the compensation offered by the Company to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company.

  CEO Compensation

     Currently, there is no employment agreement between the Company and Mr. Roland Thomas, for the services Mr. Thomas provides as Chief Executive Officer.

     To date, no executive officer of the Company has received compensation that exceeds $1 million per year.

AUDIT COMMITTEE REPORT

     The Company has established an audit committee within the Board of Directors which currently consists of Messrs. Ronald Johnson and Andrew Tottenham. The Board of Directors has nominated Thomas Foley to serve on the Audit Committee assuming Mr. Foley is elected to the Company's Board. The primary functions of the Audit Committee are (i) to serve an as independent and objective party to monitor the Company's financial reporting process and internal control system, (ii) to review and appraise the audit efforts of the Company's independent accountants and internal audit department, and (iii) to provide an open avenue of communication among the independent accountants, financial and senior management, the internal audit department, and the Board of Directors.

     The Board of Directors has determined that each of the audit committee members is an "independent director," as such term is defined by Section 4200(a)(13) of the National Association of Securities Dealers' listing standards. The Board of Directors has also determined that each of the audit committee members is able to read and understand fundamental financial statements and that at least one member of the audit committee has past employment experience in finance or accounting. The Board of Directors has reviewed, assessed the adequacy of, and approved a written audit committee charter, which charter is set forth on Annex A to this Proxy Statement.

     The Audit Committee has reviewed the Company's audited financial statements for the last fiscal year and discussed them with management.

     The Audit Committee will discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     We will receive and review the written disclosures and the letter from the independent auditors required by independence Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as amended, by the Independence Standards Board, and will discuss with the auditors the auditors' independence.

                                            RONALD JOHNSON
                                            ANDREW TOTTENHAM

STOCK PERFORMANCE GRAPH

     The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year return to the Company's shareholders (based on appreciation of the market price of the Company's Common Stock) on an indexed basis with: (i) a broad equity market index; and (ii) an appropriate published industry or line-of-business index, or peer group index constructed by the Company. The following presentation compares the Company's Common Stock price in the period from July 30, 1993 to December 31, 1999, to the S&P 500 Stock Index and to a "peer group" index created by the Company over the same period. The "peer group" index consisted of the common stock of: Acres Gaming, Inc., Alliance Gaming, Casino Data Systems, International Game Technology, Mikohn Gaming Corp., Shuffle Master, Inc. and WMS Industries. The presentation assumes that the value of an investment in each of the Company's Common Stock, the S&P 500 Index, and the peer group index was $100 on July 30, 1993, and that any dividends paid were reinvested in the same security.

                              [PERFORMANCE CHART]

-------------------------------------------------------------------------------------------------
                                      TOTAL RETURN ANALYSIS
-------------------------------------------------------------------------------------------------
                             12/30/94    12/29/95    12/31/96    12/31/97    12/31/98    12/31/99
-------------------------------------------------------------------------------------------------
 IGCA                        $100.00     $180.95     $149.21     $ 57.14     $ 25.40     $ 35.71
 PEER GROUP                  $100.00     $104.76     $127.51     $170.72     $177.07     $179.28
 S&P 500                     $100.00     $137.54     $169.09     $225.49     $289.93     $350.93

---------------

Source: Carl Thompson Associates www.ctaonline.com (800) 959-9677. Data from
        Bloomberg Financial Markets.

                           RELATED-PARTY TRANSACTIONS

     Xertain serves as a distributor for the Company's products in California and internationally. During the third quarter of fiscal 2000, Company revenues derived from Xertain's distributorship were $573,000 which accounted for 26% of IGCA's sales during such quarter. Roland Thomas, Chief Executive Officer of the Company is also Chief Executive Officer of Xertain. The Company and Xertain entered into a Merger Agreement dated as of October 12, 2000, as amended December 20, 2000, pursuant to which the Company, subject to shareholder approval, would acquire Xertain in exchange for newly issued shares of the Company's Common Stock equal to 45% of the Company's outstanding Common Stock.

                   PROPOSAL TO INCREASE THE NUMBER OF SHARES
                     OF COMMON STOCK RESERVED FOR ISSUANCE
                              UNDER THE COMPANY'S
                          DIRECTOR'S STOCK OPTION PLAN

     In 1997, the Board of Directors adopted, subject to shareholder approval, the Innovative Gaming Corporation of America 1997 Director Stock Option Plan (the "Director Plan"). Subsequently, the shareholders approved the plan as submitted and adopted by the Board of Directors, at the 1997 annual shareholders meeting.

     On December 18, 2000, the Board of Directors approved an amendment to the Director Plan to increase the number of shares reserved for issuance thereunder by 250,000 shares subject to approval by the Company's shareholders. A complete text of the Director Plan is set forth in Annex B to this Proxy Statement. The brief summary of the Director Plan that follows is qualified in its entirety by reference to the complete text.

GENERAL

     The Board of Directors believes that the grant of stock options is a desirable and useful means to strengthen further the non-employee directors' linkage with shareholder interests. The Director Plan provides that each director who is not an employee of the Company or one of its subsidiaries (a "Non-Employee Director") is entitled to receive a non-qualified stock option to purchase shares of the Company's Common Stock at an option exercise price equal to the fair market value of the shares on such grant date. The amount of shares granted pursuant to the option and the vesting schedule of such option will be determined by the Company's Board of Directors. Each option under the Director Plan will have a ten-year term and will generally vest in equal annual installments as determined by the Board of Directors.

     The total number of shares of Common Stock that may be subject to options issued pursuant to the Director Plan is 350,000. The number and the terms of outstanding options are subject to automatic adjustment in the event of reorganization, merger, consolidation, recapitalization, stock splits, combination or exchange of shares, stock dividends or other similar events. The Director Plan will have a ten-year term and will be administered by the Board of Directors.

     The Company will receive no consideration upon the grant of options under the Director Plan. The exercise price of an option must be paid in full upon exercise. Payment may be made in cash, check or, in whole or in part, in the Common Stock of the Company already owned by the person exercising the option, valued at fair market value.

FEDERAL INCOME-TAX CONSEQUENCES

     Under current law, the federal income-tax consequences to Non-Employee Directors and the Company under the proposed Director Plan should generally be as follows: A director to whom a non-qualified stock option is granted will not recognize income at the time of grant of such option. When a director exercises the stock option, the director will recognize ordinary compensation income equal to the difference, if any, between the exercise price paid and the fair market value, as of the date of option exercise, of the shares the director receives. The tax basis of such shares to the director will equal the exercise price paid plus the amount includible in the director's gross income as compensation, and the director's holding period for such shares will commence on the day on which the director recognizes taxable income in respect of such shares. Subject to applicable provisions of the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), the Company will generally be entitled to a federal income-tax deduction in respect of non-qualified stock options in an amount equal to the ordinary compensation income recognized by the director as described above.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of: (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the amendment to the Director Plan; or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for approval of the amendment to the Director Plan. A shareholder who abstains with respect to the amendment of the Director Plan is considered to be present and entitled to vote on the Plan at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the amendment to the Director Plan shall not be considered present and entitled to vote.

     Unless instructed to the contrary, all proxies will be voted FOR the approval of the amendment to the Director Plan.

              PROPOSAL TO INCREASE THE NUMBER OF SHARES OF COMMON
           STOCK RESERVED FOR ISSUANCE UNDER THE COMPANY'S 1992 STOCK
                          OPTION AND COMPENSATION PLAN

     On December 18, 2000, the Board of Directors approved an amendment to the Plan to increase the number of shares reserved for issuance thereunder by 1,150,000 shares subject to approval by the Company's shareholders. A complete text of the Plan is set forth as Annex C to this Proxy Statement. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text.

GENERAL

     The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of and consultants to the Company.

     The Plan provides that a committee (the "Committee") composed of at least two members of the board of directors of the Company who have not received Incentives under the Plan or any other plan of the Company for at least one year may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee.

     The number of shares of Common Stock which may be issued under the Plan if this amendment is approved may not exceed 2,500,000, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 25% of the outstanding shares of Common Stock on the Record Date.

STOCK OPTIONS

     Under the Plan, the Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from the Company. The Plan confers discretion on the Committee, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related stock appreciation right ("SAR"). The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

     The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Committee.

     In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

STOCK APPRECIATION RIGHTS

     A stock appreciation right or a "SAR" is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. An SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. An SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

     The Plan confers on the Committee discretion to determine the number of shares as to which an SAR will relate as well as the duration and exercisability of an SAR. In the case of an SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of an SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, an SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

     Upon exercise of an SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of Common Stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of Common Stock, cash, or any combination of Common Stock and cash.

RESTRICTED STOCK

     Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

STOCK AWARD

     Stock awards consist of the transfer by the Company to an eligible participant of shares of Common Stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

PERFORMANCE SHARES

     Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

CASH AWARDS

     A cash award consists of a monetary payment made by the Company to an eligible participant as additional compensation for his services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

NON-TRANSFERABILITY OF MOST INCENTIVES

     No stock option, an SAR, performance share or restricted stock granted under the Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

AMENDMENT OF THE PLAN

     The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all employees under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

FEDERAL INCOME-TAX CONSEQUENCES

     The following discussion sets forth certain United States income-tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

     Under existing Federal income tax provisions, a participant who receives a stock option or performance shares or an SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such Incentive is granted. A participant who receives a stock award under the Plan consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

     When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

     Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then: (i) no income will be recognized to the optionee upon the exercise of the option;
(ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

     The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income.

     If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

     When a stock appreciation right granted pursuant to the Plan is exercised, the participant will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

     A participant who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.

PROXIES AND VOTING

     The affirmative vote of the holders of the greater of: (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the proposed Plan amendment; or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required to approve the proposal to increase the number of shares of common stock reserved for issuance under the Plan. A shareholder who abstains with respect to the proposed Plan amendment is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote on the proposed Plan amendment shall not be considered present and entitled to vote on the proposed amendment.

     All shares represented by proxies will be voted FOR approval of the proposed Plan amendment unless a contrary choice is specified.

                                 OTHER MATTERS

BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held seven meetings during Fiscal 1999 and took action pursuant to written actions. No director attended fewer than three-fourths of the aggregate number of meetings of the Board of Directors and the Committees of the Board of Directors described below. The Company's Compensation Committee presently consists of Messrs. Johnson, Tottenham and an Audit Committee presently consisting of Messrs. Johnson and Tottenham, but does not have a nominating committee of the Board of Directors. Messrs. Johnson, Tottenham and Foley have agreed to serve on the Audit Committee, and Messrs. Johnson and Tottenham have agreed to serve on the Compensation Committee if elected to the Board of Directors at the 2000 Annual Meeting of Shareholders.

     The Company's Compensation Committee did not meet during 1999, but did take action pursuant to written actions during 1999. The Compensation Committee administers the 1992 Stock Option and Compensation Plan and the 1998 Non-Executive Employee Stock Option Plan. The Company's Audit Committee did not meet during 1999, but did take action pursuant to written actions during 1999.

INDEPENDENT ACCOUNTANTS

     During October 1999, Arthur Andersen LLP resigned as independent public accountants for the Company and the Company retained Kafoury & Armstrong & Co. in their place. Representatives of Kafoury & Armstrong & Co. are expected to be present at the 2000 Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and NASDAQ. Officers, directors, and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended December 31, 1999 all
Section 16(a) filing requirements applicable to its officers, directors, and greater-than-ten-percent beneficial owners were complied with.

                           PROPOSALS OF SHAREHOLDERS

     Pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, all proposals of shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the

Company at its executive offices on or before 120 days prior to the day corresponding to the date that proxy materials were sent for this year's annual meeting. The Company presently intends to hold its next annual meeting in May 2001. Given that the 2001 Annual Meeting of Shareholders is held on a date that is more than 30 days from the January 19, 2001, then all proposals of shareholder must be received within a reasonable time before the Company begins to mail its proxy materials for the 2001 Annual Meeting of Shareholder.

     On May 21, 1998, the Securities and Exchange Commission amended Rule 14a-4 of the Securities Exchange Act of 1934. The amendment governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which the shareholder has not sought to include in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement of a shareholder proposal, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

     With respect to the Company's 2001 Annual Meeting of Shareholders, if the Company is not provided notice of a stockholder proposal which the stockholder has not previously sought to include in the Company's proxy statement by March 30, 2001, the management proxies will be allowed to use their discretionary authority as outlined above.

SOLICITATION

     The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees, and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail, but, in addition officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

     The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                            By Order of the Board of Directors
                                            INNOVATIVE GAMING CORPORATION OF
                                            AMERICA

                                                    /s/ ROLAND THOMAS
                                            ------------------------------------
                                                       Roland Thomas
                                                  Chief Executive Officer

                                                                         ANNEX A

                    INNOVATIVE GAMING CORPORATION OF AMERICA

                            AUDIT COMMITTEE CHARTER
                               BOARD OF DIRECTORS

     There shall be a Committee of the Innovative Gaming Corporation of America ("IGCA") Board of Directors to be known as the Audit Committee (the "Committee"). The Committee shall be composed of outside directors who are independent of management of IGCA and are free of any relationship that in the opinion of the Board of Directors would interfere with their exercise of independent judgment as a Committee member ("Independent Directors"). Prior to June 14, 2001, the Committee shall consist of at least two Independent Directors and on/and after June 14, 2001, the Committee shall consist of at least three Independent Directors.

     The Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to shareholders, potential shareholders and the Investment community relating to the quality and integrity of IGCA'S accounting and financial reporting practices. In so doing, it is the responsibility of the Committee to maintain free and open means of communications between the directors, the independent auditors, and the financial management of IGCA.

     In carrying out these responsibilities, the Committee will:

          1. Review and recommend to the Board of Directors, the engagement or termination of IGCA'S independent auditors.

          2. Meet with the independent auditors and financial management of IGCA to review the scope of the proposed audit for each year and the audit procedures to be utilized and, at the conclusion thereof, review such audit including any comments or recommendations of the independent auditors.

          3. Review the independence of IGCA'S independent auditors.

          4. Review with the independent auditors and with IGCA'S financial accounting personnel, the adequacy and effectiveness of accounting and financial controls of IGCA and consider any recommendations for improvement of such internal controls.

          5. Prior to the release of the annual report to shareholders, the Committee should review the financial statements with the independent auditors to ensure satisfactory disclosure and content. Any changes in accounting principles should be reviewed.

          6. Examine and consider such other matters in relation to the internal and external audit of IGCA'S accounts and in relation to the financial affairs of and its accounts as the Committee may, in its own discretion, determine to be desirable.

          7. Consult directly with IGCA'S independent auditors with respect to the above matters, to the extent the Committee may, in its own discretion, determine to be advisable.

          8. Within the scope of its duties, the Committee has the right and the responsibility to investigate or have investigated any variance or matter of concern brought to its attention. It specifically has the power to consult with legal counsel or retain outside counsel for this purpose if, in its judgment, that is appropriate.

          9. Review and approve (with the concurrence of a majority of the disinterested directors of IGCA) any transactions with affiliated parties.

          10. At all meetings of the Committee, sufficient opportunity should be made available for the independent auditors to meet with members of the Committee without members of the management present. Among items for potential discussion in these meetings are the independent auditors evaluation of IGCA'S financial and accounting personnel, and the cooperation which the independent auditors received during the course of their audit.

          11. Minutes and Reports of all meetings of the Committee shall be given to the Board of Directors.

     In carrying out their responsibilities, the Committee should remain operationally flexible in order that it can best react to changing conditions and environment and to assure the directors and shareholders that the corporate accounting and financial reporting practices of IGCA are in accordance with all requirements and are of the highest quality.

     It is acknowledged that the scope of activity being undertaken by the Committee is evolving actively at this time. Therefore, the Board may choose to alter or amend this charter at any time.

                                                                         ANNEX B

                    INNOVATIVE GAMING CORPORATION OF AMERICA

                        1997 DIRECTORS STOCK OPTION PLAN

     1. Purpose. The purpose of the Innovative Gaming Corporation of America 1997 Director Stock Option Plan (the "Plan") is to advance the interests of Innovative Gaming Corporation of America (the "Company") and its shareholders by encouraging share ownership by members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's common stock.

     2. Administration. The plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

     3. Participation. Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below.

     4. Awards Under the Plan.

          (a) Awards under the Plan shall include only Options, which are rights to purchase common stock of the Company having a par value of $0.01 per share (the "Common Stock"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

          (b) There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 350,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below. If any Option is canceled, terminates or expires unexercised, in whole or in part, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance under new Options.

          (c) A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the
     Plan) shall have no rights as a shareholder with respect to any Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     5. Nonqualified Stock Options. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

          (a) The Option exercise price shall be the "Fair Market Value" (as herein defined) of the Common Stock subject to such Option on the date the Option is granted. Fair Market Value shall be the closing sales price of a share of Common Stock on the date of grant as reported on the Nasdaq National Market or, if the Nasdaq National Market is closed on that date, on the last preceding date on which the Nasdaq

     National Market was open for trading, but in no event will such Option exercise price be less than the par value of the Common Stock.

          (b) The Board shall determine the number of shares of Common Stock subject to each Option granted to Non-Employee Directors and, subject to
     Section 5(d) hereof, the vesting schedule of each such Option. Notwithstanding the foregoing, once such Options become outstanding, a Non-Employee Director will still be entitled to the anti-dilution adjustments provided for in Section 6 hereof.

          (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

          (d) Options shall not be exercisable:

             (i) Except pursuant to the vesting schedule established by the Board of Directors. Notwithstanding anything to the contrary herein, an Option shall automatically become immediately exercisable in full; (i) upon the removal of the Non-Employee Director from the Board without cause; or (ii) in the event of a "change in control" of the Company, as defined in any existing agreements between the Company and its senior officers;

             (ii) unless payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise, such payment shall be made in United States dollars by cash or check, or in lieu thereof, by tendering to the Company Common Stock owned by the person exercising the Option and having a Fair Market Value equal to the cash exercise price applicable to such Option, or by a combination of United States dollars and Common Stock as aforesaid; and

             (iii) unless the person exercising the Option has been at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

                (A) if such person shall cease to be such a Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person may, at any time within three years of the date he ceased to be a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any Common Stock as to which he could have exercised on the date he ceased to be such a Non-Employee Director; or

                (B) if any person to whom an Option has been granted shall die holding an Option that has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any shares subject to the Option.

     6. Dilution and Other Adjustments. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of a significant portion of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

     7. Miscellaneous Provisions.

          (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

          (b) A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

          (c) Common Stock shall not be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements.

          (d) It shall be a condition to the obligation of the Company to issue Common Stock upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(d)(iii)(B) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue such Common Stock.

          (e) The expenses of the Plan shall be borne by the Company.

          (f) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

          (g) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

     8. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation, and in no event shall the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules thereunder. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

     9. Termination. This Plan shall terminate upon the earlier of the following dates or events to occur upon the adoption of a resolution of the Board terminating the Plan or ten years from the date the Plan is initially approved and adopted by the shareholders of the Company. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

     10. Effective Date of Plan. The Plan will become effective on the date that it is approved by the affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the Company's 1997 Annual Meeting of Shareholders.

                                                                         ANNEX C

                    INNOVATIVE GAMING CORPORATION OF AMERICA

                             1992 STOCK OPTION AND
                         COMPENSATION PLAN, AS AMENDED

     1. Purpose. The purpose of the 1992 Stock Option and Compensation Plan (the "Plan") of Innovative Gaming Corporation of America (the "Company") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value, of the Company ("Common Stock"), monetary payments or both on terms determined under this Plan.

     2. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company. The Committee shall consist of not less than two directors of the Company and shall be appointed from time to time by the board of directors of the Company. Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"). The board of directors of the Company may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of the Committee's members shall constitute a quorum. All action of the Committee shall be taken by the majority of its members. Any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

     3. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors who are employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

     4. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section 10).

     5. Shares Subject to the Plan.

          5.1. Number of Shares. Subject to adjustment as provided in Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 2,500,000 shares of Common Stock, subject to approval by the shareholders of the Company at the next annual meeting of shareholders.

          5.2. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

          5.3. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

          6.1. Price. The option price per share shall be determined by the Committee, subject to adjustment under Section 11.6.

          6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

          6.3. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

          6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

          6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options (as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended):

             (a) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

             (b) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

             (c) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by board of directors or the date this Plan was approved by the stockholders.

             (d) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

             (e) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

             (f) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

     7. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in
Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

          7.1. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

          7.2. Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

          7.3. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

          7.4. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934
     Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

             (a) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

             (b) the Fair Market Value of a share of Common Stock on the exercise date.

          In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

     8. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

          8.1. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

          8.2. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

          8.3. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

             (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

             (b) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

             (c) such other conditions or restrictions as the Committee may deem advisable.

          8.4. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

             The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1992 Stock Option and Compensation Plan of Innovative Gaming Corporation of America, Inc.(the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file in the office of the secretary of the Company.

          8.5. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

          8.6. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

     9. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

          9.1. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

          9.2. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

          9.3. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

          9.4. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

     10. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

     11. General.

          11.1. Effective Date. The Plan will become effective upon its adoption by unanimous written action by all holders of shares of Common Stock. Unless approved within one year after the date of the Plan's adoption by the board of directors, the Plan shall not be effective for any purpose.

          11.2. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

          11.3. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement

     Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. During a participant's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

          11.4. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

          11.5. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

          11.6. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

          11.7. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

          11.8. Withholding.

             (a) The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

             (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

             (c) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

          11.9. No Continued Employment, Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

          11.10. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

          11.11. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

          11.12. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the board of directors and a majority of the Continuing Directors (as defined below):

             (1) any person or group of persons becomes the beneficial owner of 30% or more of any equity security of the Company entitled to vote for the election of directors;

             (2) a majority of the members of the board of directors of the Company is replaced within the period of less than two years by directors not nominated and approved by the board of directors; or

             (3) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

     For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than 30% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own 30% or more of any equity security of the Company.

     For purposes of this Section 11.12, "Continuing Directors" are directors
(a) who were in office prior to the time any of provisions (1), (2) or (3) occurred or any person publicly announced an intention to acquire

20% or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

          11.13. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ.

                    INNOVATIVE GAMING CORPORATION OF AMERICA


                         ANNUAL MEETING OF SHAREHOLDERS

                            FRIDAY, JANUARY 19, 2001

                                     4:00 PM

                              COMPANY HEADQUARTERS
                            333 ORVILLE WRIGHT COURT
                             LAS VEGAS, NEVADA 89119


INNOVATIVE GAMING CORPORATION OF AMERICA
333 ORVILLE WRIGHT COURT, LAS VEGAS, NEVADA, 89119                         PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON JANUARY 19, 2001.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3.

By signing the proxy, you revoke all prior proxies and appoint Roland Thomas with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.

                            -- Please detach here --


SHARE AMOUNTS

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. ELECTION OF DIRECTORS:          01  Ronald A. Johnson
                                   02  Roland Thomas
                                   03  Andrew Tottenham
                                   04  Thomas Foley
                                   05  Steven Peterson

                                   [ ] Vote For            [ ] Vote Withheld
                                       all nominees            from all nominees
                                       (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY
TO VOTE FOR ANY INDICATED NOMINEE,     _________________________________________
WRITE THE NUMBER(S) OF THE NOMINEE(S)
IN THE BOX PROVIDED TO THE RIGHT.)     _________________________________________


2. AMENDMENT OF 1997 DIRECTOR STOCK OPTION PLAN:

             [ ] For            [ ] Against          [ ] Abstain


3. AMENDMENT OF 1992 EMPLOYEE STOCK OPTION PLAN:

             [ ] For            [ ] Against          [ ] Abstain

4. UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box [ ]               Date_________________________________
Indicate changes below:

                                       _________________________________________

                                       _________________________________________


                                       Signature(s) in Box

                                       Please sign exactly as your name(s)
                                       appear on Proxy. If held in joint
                                       tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.